Filed pursuant to Rule 497(e)
Registration Nos. 33-47508/811-06653

The Jensen Portfolio, Inc. dba Jensen Quality Growth Fund

Supplement to the
Statement of Additional Information
dated September 30, 2016

November 8, 2016

On October 19, 2016, the board of directors of The Jensen Portfolio, Inc. dba Jensen Quality Growth Fund (the “Fund”) elected Janet Hamilton as an independent director of the Fund to fill a vacancy on the Fund’s board of directors.  Professor Hamilton was also appointed by the Board as a member of the Fund’s Audit Committee and Nominating Committee.

Within the Statement of Additional Information (“SAI”), please add the following to the “Independent Directors” table beginning on page 5 of the SAI:

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served*	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years
INDEPENDENT DIRECTORS
Prof. Janet G. Hamilton, CFA Jensen Quality Growth Fund 5300 Meadows Road, Suite 250 Lake Oswego, OR 97035-8234 Year of Birth: 1965	Independent Director	Indefinite Term; since October 19, 2016.	Associate Professor, Finance, Portland State University’s School of Business (1986 - present); Finance Faculty, Oregon Executive MBA, University of Oregon (1989 - present).	1	None

Within the SAI, please add the following under the heading “Board Conclusion on Individual Director Skills, Attributes, Qualifications, and Experience” beginning on page 9 of the SAI:

Prof. Janet G. Hamilton. Professor Hamilton has served as an Independent Director of the Fund since October 19, 2016.  Professor Hamilton has served as an Associate Professor, Finance, at Portland State University’s School of Business since 1986. In addition, Prof. Hamilton, a CFA charterholder, has served on the Finance Faculty for the Oregon Executive MBA program at the University of Oregon since 1989. In her roles as both an associate professor of finance and member of a finance faculty, Prof. Hamilton has developed skills in economic problem solving, valuation, and financial analysis.  Her academic research has been published in various finance journals.  Based on the foregoing, the Board concluded that Prof. Hamilton should serve as a Director of the Fund.

Any portion of the Fund’s Statement of Additional Information not specifically addressed in this supplement remains unchanged.

Please retain this supplement for future reference.